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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
IDEC Pharmaceuticals Corporation:


        We consent to the use of our report incorporated herein by reference in the registration statement.



                                       /s/ KPMG LLP
                                       ------------
                                       KPMG LLP



San Diego, California
October 11, 2000